Notes Payable	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
NOTES PAYABLE

NOTE 8 — NOTES PAYABLE

On November 27, 2018, RGI borrowed $50,000 and issued a $55,000 10% Original Issue Discount Promissory Note. The note matures on or before the earlier of (i) the 90th day subsequent to the issuance date of the note, and (ii) the Company’s receipt of a minimum of $1,000,000 as a result of the Company closing the sale (the “financing”) of any equity or debt securities of the Company (either, a “Maturity Date”). At the Company’s option, upon the Maturity Date the Company may convert all principal and interest owed to the Payee pursuant to this note into securities of the Company identical to those offered and on the same terms as those offered to the investors in the financing. Interest shall accrue on the outstanding principal balance of this note at the rate of 5% per year. The discount of $5,000 is being amortized over 90 days. During the three months ended March 31, 2019 we amortized $3,056 as interest expense.

In February 8, 2019, RGI borrowed $45,005, net of original issue discount of $10,000 and other deductions of $4,995, from an institutional investor and issued the investor a $60,000 Original Issue Discount Promissory Note (the “February Note”). The February Note bears interest at 5% per annum and matures on the earlier of (i) 90 days after issuance, or (ii) RGI’s receipt of a minimum of $1,000,000 as a result of RGI closing the sale (the “financing”) of any equity or debt securities. RGI may cause the holder to convert all principal and interest owed under the February Note into securities of RGI identical to those offered to investors in the $1,000,000 financing. Further, the holder of the February Note has the option to use all principal and interest owed under the Note as consideration to purchase securities in any future RGI financing at any time.

As additional consideration for the February Note, RGI issued the holder warrants to purchase 75,000 shares of RGI’s common stock, exercisable for a period of five years from the date of issuance at an exercise price of $1.60 per share subject to adjustment upon the occurrence of certain events including RGI’s issuance of future securities. We valued the warrants at $42,000 based on its relative fair value and recorded that amount as debt discount. We also recorded the $10,000 original issue discount amount of debt discount. During the three months ended March 31, 2019 we amortized $29,467 as interest expense.

Effective March 31, 2019, the $115,000 total principal amount of the Notes, $1,379 of accrued interest and the related warrants (see Note 11 “Stock Options and Warrants” and Note 9) were exchanged for shares of the newly authorized Series D Preferred Stock of the Company. The effects of the exchange are included in the 389,036 deemed issuance of preferred shares as part of the recapitalization line item in the consolidated statement of stockholders’ equity.

Pre-Merger Recruiter.com had issued three notes totaling $250,000. Of these, two notes totaling $150,000 were held by shareholders. The notes bore interest at 25% per year and were due on January 28, 2018. These notes were not extended and were due on demand. The notes were collateralized by certain marketable securities held by Pre-Merger Recruiter.com. Effective March 31, 2019, the notes and related accrued interest totaling $383,947 were cancelled in connection with the issuance of the Series E preferred stock to the Recruiter.com shareholders and the note holders were allocated shares of the Series E Preferred Stock. This amount has been credited to paid-in capital (see Note 10).